UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                       Date of Report: August 15, 2005

                            TDS (Telemedicine), Inc.
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           (Exact name of registrant as specified in its charter)


            New York                                  11-3579554
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    (State of other jurisdiction of                 (IRS Employer
    incorporation or organization                   Identification No.)


    111 Howard Blvd., Ste. 108, Mt. Arlington, NJ           07856
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    (Address of principal executive offices)              (Zip Code)


                               (973) 398-8183
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              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     The Board of Directors of tds (Telemedicine) has cancelled the meeting of shareholders that was scheduled for August 18, 2005.

     The Board has decided that it will not cause any shareholder action to be taken until the Company has filed all of the periodic reports required by the Securities Exchange Act and the Rules thereunder.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TDS (TELEMEDICINE), INC.
Dated:  August 15, 2005
                                    By: /s/ Kevin Kreisler
                                    --------------------------
                                    Kevin Kreisler
                                    Chairman